EXHIBIT 24.1
CONFIRMING STATEMENT
     This Statement confirms that the undersigned, Robert Moton, has authorized and designated Danniel E. Stevens to execute and file on the undersigned’s behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of United Medicorp, Inc. The authority of Danniel E. Stevens under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of United Medicorp, Inc., unless either revoked in writing. The undersigned acknowledges that Danniel E. Stevens is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: July 19, 2006	/s/ Robert Moton

Robert Moton

EXHIBIT 24.2
CONFIRMING STATEMENT
     This Statement confirms that the undersigned, Jacquelyn Lee-Stevens, has authorized and designated Danniel E. Stevens to execute and file on the undersigned’s behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of United Medicorp, Inc. The authority of Danniel E. Stevens under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to her ownership of or transactions in securities of United Medicorp, Inc., unless either revoked in writing. The undersigned acknowledges that Danniel E. Stevens is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: July 19, 2006	/s/ Jacquelyn Lee-Stevens

Jacquelyn Lee-Stevens

EXHIBIT 24.3
CONFIRMING STATEMENT
     This Statement confirms that the undersigned, Cleston Lord, has authorized and designated Danniel E. Stevens to execute and file on the undersigned’s behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of United Medicorp, Inc. The authority of Danniel E. Stevens under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of United Medicorp, Inc., unless either revoked in writing. The undersigned acknowledges that Danniel E. Stevens is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: July 19, 2006	/s/ Cleston Lord

Cleston Lord

EXHIBIT 24.4
CONFIRMING STATEMENT
     This Statement confirms that the undersigned, Sondra Bell, has authorized and designated Danniel E. Stevens to execute and file on the undersigned’s behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of United Medicorp, Inc. The authority of Danniel E. Stevens under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to her ownership of or transactions in securities of United Medicorp, Inc., unless either revoked in writing. The undersigned acknowledges that Danniel E. Stevens is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: July 19, 2006	/s/ Sondra Bell

Sondra Bell

EXHIBIT 24.5
CONFIRMING STATEMENT
     This Statement confirms that the undersigned, Robert Clouse, has authorized and designated Danniel E. Stevens to execute and file on the undersigned’s behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned’s ownership of or transactions in securities of United Medicorp, Inc. The authority of Danniel E. Stevens under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to his ownership of or transactions in securities of United Medicorp, Inc., unless either revoked in writing. The undersigned acknowledges that Danniel E. Stevens is not assuming any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date: July 19, 2006	/s/ Robert Clouse

Robert Clouse